September 29, 2017

Supplement

SUPPLEMENT DATED SEPTEMBER 29, 2017 TO THE PROSPECTUS OF
Morgan Stanley Global Fixed Income Opportunities Fund, dated May 1, 2017

Effective October 31, 2017, the following is hereby added as the second paragraph of the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class B Shares—Conversion Feature":

In addition, a shareholder holding Class B shares of the Fund through an Advisory Program or brokerage account beyond the defined CDSC period may convert such shares to either Class A or Class I shares of the Fund in an Advisory Program or within a brokerage account in connection with Employer Sponsored Plans, Employer Sponsored IRAs, Traditional IRAs, Roth IRAs, Rollover IRAs, Inherited IRAs, SEP IRAs, SIMPLE IRAs, Basic Plans, Educational Saving Accounts and Medical Savings Accounts ("Brokerage Account Plans") without incurring a sales charge. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge.

Effective October 31, 2017, the last sentence of the section of the prospectus entitled "Shareholder Information—Share Class Arrangements—Class L Shares—Distribution Fee" is hereby deleted and the following is hereby added as the last paragraph of the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class L Shares":

Conversion Feature. A shareholder holding Class L shares of the Fund through an Advisory Program or brokerage account may convert such shares to either Class A or Class I shares of the Fund in an Advisory Program or within a brokerage account in connection with Brokerage Account Plans without incurring a sales charge. Such conversions will be on the basis of the relative net asset values per share, without requiring any investment minimum to be met and without the imposition of any redemption fee or other charge.

Effective October 31, 2017, the following is hereby added as the second sentence of the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class C Shares—Conversion Feature":

In addition, a shareholder holding Class C shares of the Fund through a brokerage account may convert such shares to either Class A or Class I shares of the Fund within a brokerage account in connection with Brokerage Account Plans without incurring a sales charge.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DINCONVFEAPROSPT 9/17